SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2002


                      CHAMPION COMMUNICATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

              000-29032                               76-0448005
       (Commission File Number)              (IRS Employer Identification No.)



                         1610 Woodstead Court, Suite 330
                           The Woodlands, Texas 77380
           (Address of principal executive office, including zip code)

                                 (281) 362-0144
              (Registrant's telephone number, including area code)











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ITEM 5. Other Events.

         A. Champion Communication Services, Inc. issued a press release dated February 6, 2002, relating to its intent to purchase shares of its own common stock on the open market. The release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

         B. At a meeting of the Board of Directors of Champion Communication Services, Inc. on January 23, 2002, the Board approved amendments to the company's Bylaws. A copy of the Amended and Restated Bylaws is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

         C. Champion Communication Services, Inc. issued a press release dated February 6, 2002, relating to the amendments to its Amended and Restated Bylaws at a meeting of the Board of Directors of Champion Communication Services, Inc. on January 23, 2002. The release also discloses the date of the Annual Shareholder Meeting, which is July 8, 2002. The release is filed as Exhibit 99.3 to this Current Report and is incorporated herein by reference.



ITEM 7.
         (c)      Exhibits.

         99.1 A copy of a press release dated February 6, 2002 by Champion Communication Services, Inc., relating to Champion's purchase of its own common stock, is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

         99.2 A copy of the Amended and Restated Bylaws approved at a meeting of the Board of Directors of Champion Communication Services, Inc. is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

         99.3 A copy of a press release dated February 6, 2002 by Champion Communication Services, Inc., relating to the amendments to the Amended and Restated Bylaws and the setting of the date for the Annual Shareholder Meeting, is filed as Exhibit 99.3 to this Current Report and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHAMPION COMMUNICATION SERVICES, INC.
                                   (Registrant)




Date:  February 6, 2002             By:     /s/Albert F. Richmond
                                            ------------------------------------
                                            Albert F. Richmond, Chief
                                            Executive Officer